                                                                   Exhibit 10.57


                                                               EXECUTION VERSION



                          e.spire COMMUNICATIONS, INC.
                           e.spire FINANCE CORPORATION

                                SECOND AMENDMENT
               TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                THIS SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 9, 2001 and entered into by and among e.spire Communications, Inc., a Delaware corporation ("COMPANY"), e.spire Finance Corporation, a Delaware Corporation ("FINANCE SUB"; Finance Sub and the Company, collectively referred to as "BORROWERS"), the financial institutions listed on the signature pages hereof ("LENDERS") and The Bank of New York, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and CIT Lending Services Corporation, as collateral agent, and, for purposes of Section 3 hereof, the Subsidiaries of Finance Sub listed on the signature pages hereof ("SUBSIDIARY GUARANTORS") and is made with reference to that certain First Amended and Restated Credit Agreement, dated as of September 19, 2000 (as amended by that certain First Amendment to the First Amended and Restated Credit Agreement dated as of November 13, 2000 and otherwise modified through the date hereof, the "CREDIT AGREEMENT"), by and among Company, Finance Sub, Lenders and Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                WHEREAS, Borrowers desire Lenders to modify the Cash Balance Requirement for the period between January 8, 2001 and February 7, 2001 as described herein; and

                WHEREAS, Borrowers and Lenders desire to amend certain other provisions of the Credit Agreement as described herein;

                NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Cash Balance Requirement" therefrom in its entirety and substituting the following therefor:

                "CASH BALANCE REQUIREMENT" means, as of any date of determination, the Cash Balances of the Company and its Restricted Subsidiaries shall be at least an amount equal to (i) for the period commencing on January 8, 2001 through February 7, 2001, the aggregate amount of accrued and unpaid Cash interest on the Loans in excess of amounts held on deposit in the Interest Reserve Account (as defined in subsection 5.14) and (ii) for the period commencing February 8, 2001 and thereafter, the sum of (a) $30,000,000


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        plus (b) the aggregate amount of accrued and unpaid Cash interest on the
        Loans (in excess of amounts held on deposit in the Interest Reserve Account) and the Existing Senior Notes.

                B. Subsection 1.1 of the Credit Agreement is hereby further amended by (i) deleting the definition of "Interest Payment Adjustment Date" therefrom in its entirety and (ii) amending the definition of "Interest Payment Date" to read in its entirety as follows:

                "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate Loan, the last Business Day of each calendar month, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan.

                C. Subsection 2.2B of the Credit Agreement is hereby amended by deleting all of the first sentence thereof up to and including the semi-colon preceding the proviso and substituting the following therefor:

                "In connection with each Eurodollar Rate Loan, the applicable Borrower shall, pursuant to the applicable Notice of Conversion/Continuation select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be a one-month period;"

                D. Subsection 2.2B(ix) of the Credit Agreement is hereby amended by deleting the reference to "ten (10)" contained therein and substituting "one (1)" therefor.

                E. Subsection 5.1(xxi) of the Credit Agreement is hereby amended by adding the following clause at the end thereof:

        "and on a daily basis shall deliver or have delivered to Administrative Agent a cash report demonstrating the Cash Balances of the Company and its Restricted Subsidiaries as of the end of the prior day".

                F. Subsection 5.11 of the Credit Agreement is hereby amended by adding the following sentence as the penultimate sentence thereof:

                "No later than February 7, 2001, Borrowers shall have taken all action and executed all documents reasonably requested by Administrative Agent to cause all Deposit Accounts (including, without limitation, each Deposit Account listed on Schedule 4.18) of Company and each Subsidiary to be subject to Collateral Account Agreements giving Administrative Agent, for the benefit of Lenders, a First Priority perfected security interest in such accounts."

                G. Section 5 of the Credit Agreement is hereby amended by adding the following subsection 5.14 thereto:

                "5.14   INTEREST RESERVE ACCOUNT.

                On January 9, 2001, Borrowers shall establish a blocked deposit account with and in the name of Administrative Agent to be designated the "e.spire interest reserve


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        account" (the "INTEREST RESERVE ACCOUNT"). Borrowers shall deposit on
        January 9, 2001 and on each Interest Payment Date thereafter, an amount equal to the aggregate amount of interest payable on the Loans on the next succeeding Interest Payment Date with respect to each Base Rate Loan and Eurodollar Rate Loan. Administrative Agent may, and Borrowers hereby authorize Administrative Agent to, apply any funds in the Interest Reserve Account to the payment of interest due or to become due on the next Interest Payment Date; provided that if any such application of funds from the Interest Reserve Account results in an overpayment of interest due on any Interest Payment Date as a result of a prepayment of the Loans or otherwise, Administrative Agent shall refund to Borrowers the amount of such overpayment."

                H. Subsection 7.3 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

        "7.3    BREACH OF CERTAIN COVENANTS.

                Failure of either Borrower to perform or comply with any term or condition contained in subsections 2.5, 5.2, 5.11, 5.13 or 5.14 or
        Section 6 of this Agreement; or"

SECTION 2. REPRESENTATIONS AND WARRANTIES

                In order to induce Lenders to enter into this Amendment, Borrowers hereby represent and warrant that:

                (a) each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT");

                (b) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Borrower;

                (c) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on a Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries,
        (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries;


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                (d) the execution and delivery by each Borrower of this
        Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

                (e) this Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and are the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                (f) after giving effect to this Amendment, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

                (g) after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

                (h) after giving effect to this Amendment, Borrowers have performed all agreements to be performed on their part as set forth in the Credit Agreement.

SECTION 3. ACKNOWLEDGMENT AND CONSENT

                Borrowers and Subsidiary Guarantors are collectively referred to herein as "CREDIT SUPPORT PARTIES" and the Company Guaranty, the Subsidiary Guaranty and the Collateral Documents to which each Borrower and Subsidiary Guarantor, as applicable, are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS." Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan


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Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Credit Agreement.

                Each of the Credit Support Parties hereby acknowledges and confirms that it does not have any grounds and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the Credit Agreement or any of the other Loan Documents (including, without limitation, any of the Credit Support Documents), any of the terms or conditions thereof or thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms; and it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders and the Agent, and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "INDEMNIFIED PARTIES") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, prior to or as of the date of this Amendment and the effective date of this Amendment for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, any of the Credit Support Documents) (including, without limitation, any payment, performance, validity or enforceability of any or all of the terms or conditions thereof or thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.

SECTION 4. MISCELLANEOUS

                A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                (i) On and after the Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.


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                B.      FEES AND EXPENSES. Borrowers acknowledge that all costs,
fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. Borrowers shall concurrently with the execution and delivery of this Amendment pay all accrued and unpaid fees of O'Melveny & Myers LLP and Wachtell Lipton Rosen & Katz, counsel to Administrative Agent, for which invoices shall have been received by Company on or prior to the date of the execution and delivery of this Amendment.

                C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO INCONSISTENT CONFLICTS OF LAWS PRINCIPLES.

                E. EFFECTIVENESS. This Amendment shall become effective retroactive to January 8, 2001 upon (i) the execution of counterparts hereof by Borrowers and Subsidiary Guarantors and by Lenders constituting Requisite Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) payment of the expenses referenced in Section 4.B hereof.

                F. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                           [signature page to follow]


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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                         BORROWERS:

                                         e.spire COMMUNICATIONS, INC.


                                         By: /s/ BRADLEY E. SPARKS
                                            ----------------------------------
                                            Title:
                                                  ----------------------------


                                         e.spire FINANCE CORPORATION


                                         By: /s/ BRADLEY E. SPARKS
                                            ----------------------------------
                                            Title:
                                                  ----------------------------


                                         LENDERS:


                                         THE BANK OF NEW YORK, individually
                                         and as Administrative Agent


                                         By: /s/ GERRY GRANOVSKY
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------


                                         CIT LENDING SERVICES CORPORATION,
                                         individually and as Collateral Agent


                                         By: [SIG]
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------



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                                         CARGILL FINANCIAL SERVICES CORPORATION


                                         By: /s/ PATRICK J. HALLORAN
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------


                                         BANKERS LIFE AND CASUALTY COMPANY


                                         By: [SIG]
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------
                                           BY CONSECO CAPITAL MANAGEMENT, INC.
                                           ACTING AS INVESTMENT ADVISOR.


                                         CONSECO ANNUITY ASSURANCE COMPANY


                                         By: [SIG]
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------
                                           BY CONSECO CAPITAL MANAGEMENT, INC.
                                           ACTING AS INVESTMENT ADVISOR.


                                         DEUTSCHE BANK AG NEW YORK BRANCH


                                         By:
                                            ----------------------------------
                                            Title:
                                                  ----------------------------


                                         By:
                                            ----------------------------------
                                            Title:
                                                  ----------------------------


                                         FOOTHILL CAPITAL CORPORATION


                                         By: [SIG]
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------


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                                         FRANKLIN FLOATING RATE TRUST


                                         By: /s/ CHAUNCEY LUFKIN
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------


                                         MERRILL LYNCH GLOBAL
                                         INVESTMENT SERIES INCOME
                                         STRATEGIES PORTFOLIO

                                         By: Merrill Lynch Investment Managers,
                                             L.P., as Investment Advisor


                                         By: /s/ ANDREW C. LIGGIO
                                            ----------------------------------
                                            Title:
                                                  ----------------------------
                                                   Andrew C. Liggio
                                                   Authorized Signatory


                                         MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND INC.


                                         By: /s/ ANDREW C. LIGGIO
                                            ----------------------------------
                                            Title:
                                                  ----------------------------
                                                   Andrew C. Liggio
                                                   Authorized Signatory


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                                         FOR PURPOSES OF SECTION 3 ONLY:

                                         SUBSIDIARY GUARANTORS:

                                         e.spire LEASING CORPORATION

                                         e.spireDATA, INC.

                                         ACSI LOCAL SWITCHED SERVICES, INC.

                                         ACSI LOCAL SWITCHED SERVICES OF
                                         VIRGINIA, INC.

                                         ACSI LONG DISTANCE, INC.

                                         ACSI NETWORK TECHNOLOGIES, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         ALBUQUERQUE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         AMARILLO, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         ATLANTA, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         AUSTIN, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         BATON ROUGE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         BIRMINGHAM, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         BOISE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         CHARLESTON, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         CHATTANOOGA, INC.


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                                         AMERICAN COMMUNICATION SERVICES OF
                                         COLORADO SPRINGS, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         COLUMBIA, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         COLUMBUS, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         CORPUS CHRISTI, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         DALLAS, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         D.C., INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         EL PASO, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         FORT WORTH, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         GREENVILLE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         HUNTSVILLE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         IRVING, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         JACKSON, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         JACKSONVILLE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         KANSAS CITY, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         LAS VEGAS, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         LEXINGTON, INC.


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                                         AMERICAN COMMUNICATION SERVICES OF
                                         LITTLE ROCK, INC.

                                         AMERICAN COMMUNICATION SERVICES, OF
                                         LOUISIANA, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         LOUISVILLE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         LUBBOCK, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         MARYLAND, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         MIAMI, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         MOBILE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         MONTGOMERY, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         PIMA COUNTY, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         RIO RANCHO, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         ROANOKE, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         SAN ANTONIO, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         SAVANNAH, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         SHREVEPORT, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         SPARTANBURG, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         TAMPA, INC.


                                       S-6
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                                         AMERICAN COMMUNICATION SERVICES OF
                                         TULSA, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         VIRGINIA, INC.

                                         AMERICAN COMMUNICATION SERVICES OF
                                         WILMINGTON, INC.

                                         AMERICAN COMMUNICATIONS SERVICES
                                         INTERNATIONAL, INC.

                                         CYBERGATE, INC.

                                         FLORIDANET, INC.


                                         Each by: /s/ BRADLEY E. SPARKS
                                                 -------------------------------
                                         Name:
                                         Title:  Authorized Signatory of each of
                                                 the foregoing Subsidiary
                                                 Guarantors



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